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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 1995


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS
           OF NOVEMBER 1, 1995, PROVIDING FOR THE ISSUANCE OF MORTGAGE
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2


                 Salomon Brothers Mortgage Securities VII, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     33-84924           13-3439681
----------------------------     ---------------------    ----------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                          10048
---------------------------------                         ----------
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635


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                                      -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On November 30, 1995 (the "Closing Date") a series of certificates (the "Certificates"), entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1994-2 were issued pursuant to a pooling and servicing agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 1995, among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), The Fifth Third Bank, as master servicer, and The First National Bank of Chicago, as trustee. The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate, first lien mortgage loans having original terms to maturity of greater than 15 years but not greater than 30 years (the "Mortgage Loans") having an aggregate principal balance as of November 1, 1995 (the "Cut-Off Date") of $51,308,115.81. The Certificates were sold by the Depositor to The Fifth Third Bank, pursuant to a designated seller's agreement dated November 30, 1995 between the Depositor and The Fifth Third Bank.

          The Certificates consist of the following three classes, the Class A Certificates (the "Senior Certificates"), the Class B Certificates and the Class R Certificates (the "Residual Certificates"). The Class A Certificates have an initial Certificate Principal Balance of $45,151,000.00, the Class B Certificates have an initial Certificate Principal Balance of $6,157,015.81, the Class R Certificates have an initial Certificate Principal Balance of $100.00. Only the Senior Certificates and the Residual Certificates are offered under the Prospectus and Prospectus Supplement.

          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits


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                                       -3-



         EXHIBIT NO.                            DESCRIPTION

             4.1 Pooling and Servicing Agreement, dated as of November 1, 1995, by and among Salomon Brothers Mortgage Securities VII, Inc., as depositor, The Fifth Third Bank, as master servicer, and The First National Bank of Chicago, as trustee relating to Mortgage Pass-Through Certificates Series 1995-2.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.



                                             By:  /S/ GREGORY P. PETROSKI
                                              ----------------------------
                                                    Gregory P. Petroski
                                                    Assistant Vice President


Dated:  November 30, 1995



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                                INDEX TO EXHIBITS

                                                               Sequentially
  EXHIBIT NO.                   DESCRIPTION                    NUMBERED PAGE
  -----------                   -----------                    -------------


    4.1 Pooling and Servicing Agreement, dated as of November 1, 1995, by and among Salomon Brothers Mortgage Securities VII, Inc., as depositor, The Fifth Third Bank, as master servicer, and The First National Bank of Chicago, as trustee relating to Mortgage Pass-Through Certificates Series 1995-2.

                                   Exhibit 4.1